Contacts:

TONIX Pharmaceuticals Holding Corp. Benjamin Selzer, Chief Operating Officer (212) 980-9155 x106	Porter, LeVay & Rose, Inc. Sharon Weinstein, Investor Relations Bill Gordon, Media Relations (212) 564-4700

FOR IMMEDIATE RELEASE

TONIX PHARMACEUTICALS STRENGTHENS MANAGEMENT TEAM WITH THE
APPOINTMENTS

OF ITS NEW CHIEF FINANCIAL OFFICER AND SENIOR DIRECTOR OF DRUG DEVELOPMENT

New York, NY – April 4, 2012 – Tonix Pharmaceuticals Holding Corp. (OTCBB: TNXP) (“TONIX” or the “Company”), a specialty pharmaceutical company developing therapies for challenging disorders of the central nervous system (“CNS”), including fibromyalgia syndrome (“FM”) and post-traumatic stress disorder (“PTSD”), has appointed Leland J. Gershell, M.D., Ph.D. as Chief Financial Officer and Bruce L. Daugherty, Ph.D., M.B.A. as Senior Director of Drug Development. Benjamin Selzer, who served as interim Chief Financial Officer, will continue as the Company’s Chief Operating Officer.

Dr. Gershell, age 39, most recently served as Managing Director and Senior Analyst at Madison Williams and Company, where he provided research on specialty pharmaceutical and biotechnology companies. Dr. Gershell began his equity research career at Cowen and Company, and has also held analyst positions at Apothecary Capital, a pharmaceutical and biotech-focused investment fund, and at Favus Institutional Research, a boutique research firm that caters to institutional investors. Dr. Gershell’s prior industry experience includes affiliations with Targent Pharmaceuticals, where he facilitated capital raising, and with Vela Pharmaceuticals, where he was responsible for the evaluation of pharmaceutical assets for in-licensing. He earned his M.D. and Ph.D. in Organic Chemistry from Columbia University and his B.A. magna cum laude in Chemistry and Asian Studies from Dartmouth College. Dr. Gershell is an inventor on Columbia’s patents for SAHA/vorinostat, which is marketed by Merck as Zolinza® and is the first histone deacetylase (HDAC) inhibitor to receive FDA approval.

Dr. Daugherty, age 54, joins TONIX in a newly created position and has more than 30 years’ experience in drug development and scientific research. For the majority of his career, Dr. Daugherty was with Merck & Co., most recently as Senior Research Fellow, where he was project leader for multiple drug discovery programs in the therapeutic areas of inflammation, immunology, respiratory, and cardiovascular diseases. Dr. Daugherty was an early pioneer in the humanization of monoclonal antibodies and played a key role in Merck’s chemokine biology program. He was a member of the research team that developed nicotinic acid/laropiprant for dyslipidemia that is marketed by Merck ex-U.S. as Tredaptive®. Prior to joining Merck, Dr. Daugherty was a scientist at the Roche Institute of Molecular Biology, characterizing interferon genes in the laboratory of Dr. Sidney Pestka. Most recently, Dr. Daugherty was a consultant, providing drug development expertise to universities and biotechnology companies seeking to out-license their technology to large pharmaceutical companies. Dr. Daugherty earned his M.B.A. from Emory University’s Goizueta Business School, his Ph.D. in Molecular Genetics from UMDNJ-Robert Wood Johnson Medical School, his M.S. in Zoology from Rutgers University and his B.A. in Biology from Washington University in St. Louis. He has authored numerous original research papers that have been published in leading scientific journals and is an inventor on three issued patents.

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Seth Lederman, M.D., President and CEO of TONIX said, “We are delighted that Leland and Bruce are joining our team. Their recruitments are a huge endorsement of our mission. Leland is a physician-scientist who has been successful in navigating the system of investment banks and institutional investors that finance drug development in public companies. As an experienced securities analyst, Leland has built an extensive network of relationships throughout both the investment and corporate communities, which complement his skills in capital raising, due diligence and financial forecasting. I’ve worked with Leland at both Vela and Targent, and have every confidence that he will make valuable contributions to TONIX. Bruce and I collaborated more than twenty years ago and I have followed his impressive career and accomplishments ever since. Bruce’s extensive experience in developing novel therapeutics will be a real benefit to TONIX. Bruce has a clear understanding of how large pharmaceutical companies evaluate acquisitions and partnerships, and he will play a key role in helping us maximize the impact and value of TNX-102 for patients and our investors. Both Leland and Bruce recognize the challenges inherent in bringing innovative therapies to market, and we now have a strong management team in place to execute our corporate strategy as we develop innovative therapies for fibromyalgia and other challenging disorders of the central nervous system.”

“I believe there are significant growth opportunities at TONIX, with the recent financing supporting a focused, capital-efficient drug development program. I look forward to leading the Company’s capital markets and strategic initiatives, and guiding TONIX’s investor outreach program as we attract new institutional investors to the Company. I join this distinguished team with great enthusiasm,” said Dr. Gershell.

Dr. Daugherty commented, “I am excited to lead the Company’s drug development efforts because I believe TNX-102 has the potential to become an important and differentiated therapy for fibromyalgia patients. The clinical program for TNX-102 in fibromyalgia has already progressed to a stage of development at which the risk of late-stage failure is minimized. I look forward to advancing TNX-102 into its pivotal clinical trials in fibromyalgia, which we expect to commence in the first quarter of next year.”

About TONIX

TONIX Pharmaceuticals is developing innovative prescription medications for challenging disorders of the central nervous system. The Company targets conditions characterized by significant unmet medical need, inadequate existing treatment options, and high dissatisfaction among both patients and physicians. TONIX’s core technology improves the quality of sleep in patients with chronic pain syndromes. TONIX’s lead products are designed to be fundamental advances in sleep hygiene and pain management and to be safer and more effective than currently available treatments. TONIX’s products are the result of a program to harvest advances in science and medicine to search for potential therapeutic solutions among known pharmaceutical agents. TONIX is developing new formulations that have been optimized for new therapeutic uses. Its most advanced product candidates, TONIX for FM and TNX-105 for PTSD, are novel dosage formulation of cyclobenzaprine, the active ingredient in two U.S. FDA-approved muscle relaxants. To learn more about the Company and its pipeline of treatments for CNS conditions, please visit www.tonixpharma.com.

Certain statements in this press release are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These statements may be identified by the use of forward-looking words such as "anticipate," "believe," "forecast," "estimated" and "intend," among others. These forward-looking statements are based on TONIX’s current expectations and actual results could differ materially. There are a number of factors that could cause actual events to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, substantial competition; our ability to continue as a going concern; our need for additional financing; uncertainties of patent protection and litigation; uncertainties of government or third party payer reimbursement; limited sales and marketing efforts and dependence upon third parties; and risks related to failure to obtain FDA clearances or approvals and noncompliance with FDA regulations. As with any pharmaceutical under development, there are significant risks in the development, regulatory approval and commercialization of new products. TONIX does not undertake an obligation to update or revise any forward-looking statement. Investors should read the risk factors set forth in the Annual Report on Form 10-K filed with the SEC on March 30, 2012 and future periodic reports filed with the Securities and Exchange Commission. All of the Company's forward-looking statements are expressly qualified by all such risk factors and other cautionary statements. The information set forth herein speaks only as of the date hereof.

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